Exhibit 10.22

BGS Acquisition Corp.,
BGS Acquisition Subsidiary, Inc. and
BGS Merger Subsidiary, Inc.
6342 North Bay Road
Miami Beach, FL 33141

November ___, 2013

Black Diamond Financial Group, LLC
1610 Wynkoop Street, STE 400
Denver, CO 80202
Attention:  Patrick Imeson

and

TransnetYX, Inc.
c/o TransnetYX Holding Corp.
8110 Cordova Rd, Suite 119
Cordova, TN 38016
Attention: Robert J. Bean

RE:     Registration Rights Agreement

Dear Patrick and Robert:

Reference is made to the Amended and Restated Merger and Share Exchange Agreement (the “Merger Agreement”) dated August 13, 2013 by and among BGS Acquisition Corp., a British Virgin Islands business company with limited liability, BGS Acquisition Subsidiary, Inc., a Delaware corporation (“Purchaser”), BGS Merger Subsidiary, Inc., a Delaware corporation, TransnetYX Holding Corp., a Delaware corporation, Black Diamond Holdings LLC, a Colorado limited liability company, and Black Diamond Financial Group, LLC, a Delaware limited liability company.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

The parties hereby waive compliance with Section 11.8 of the Merger Agreement, regarding the Registration Rights Agreement.

No provision of this letter agreement may be amended except by a writing signed by the parties hereto.  This letter agreement may be executed in separate counterparts, each of which when executed will constitute one and the same original agreement.  This letter agreement shall be governed by the laws of the State of Delaware.  Except as provided in this letter agreement, the Merger Agreement shall remain in full force and effect in accordance with its terms.

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If the foregoing terms are acceptable to you, please indicate your approval by signing a counterpart of this letter agreement where indicated below and return it to me.

Sincerely, BGS ACQUISITION CORP., BGS ACQUISITION SUBSIDIARY, INC. and BGS MERGER SUBSIDIARY, INC.

By:
Name: Cesar Baez
Title: Chief Executive Officer

Agreed and Accepted:

TRANSNETYX HOLDING CORP.

By:

Name:

Title:

BLACK DIAMOND HOLDINGS LLC

By: Black Diamond Financial Group, LLC, its manager

By:
Name: Patrick Imeson Title: Manager

BLACK DIAMOND FINANCIAL GROUP, LLC

By:
Name: Patrick Imeson Title: Manager

cc:           Heather Carmody (Duane Morris LLP)
Steven N. Levine (Messner Reeves LLP)
Al Bright, Jr. (Butler, Snow, O’Mara, Stevens & Cannada, PLLC)